(RULE 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:                         [ ]  Confidential For
                                                        Use of the
[ ] Preliminary Proxy Statement                         Commission Only (as
                                                        Permitted by Rule
[X] Definitive Proxy Statement 14a-6(e)(2))

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

COMPUTERIZED THERMAL IMAGING, INC.
(Name of Registrant as Specified in Its Charter)

__________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee: (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rule 14a-6(I)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of the filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

COMPUTERIZED THERMAL IMAGING, INC.
TWO CENTERPOINTE DRIVE, SUITE 450
LAKE OSWEGO, OREGON 97035

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 12, 2002


To the Shareholders of Computerized Thermal Imaging, Inc.:

         The Company will hold its Annual Meeting of Shareholders (the "Annual Meeting") in the Board Room of The American Stock Exchange, 86 Trinity Place, New York, NY 10006, on December 12, 2002, at 1:00 P.M. local time for the following purposes:

         (1) To elect six (6) directors, each to serve until the next Annual Meeting or until a successor has been elected;

         (2) To enact amendments to our 1997 Stock Option and Restricted Stock Plan;

         (3) To ratify the appointment of the Company's independent accountants for the fiscal year ending June 30, 2003; and

         (4) To transact any other business as may properly come before the meeting.

         All holders of common stock of record at the close of business on October 28, 2002, will be entitled to vote at the Annual Meeting or any postponements or adjournments thereof.

         You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date, and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

         IF YOU PLAN TO ATTEND:

         Registration will begin at 12:00 P.M. and seating will begin at 12:30 P.M. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Shareholders holding stock in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices, and other electronic devices will not be permitted at the meeting.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/Richard V. Secord
                                              ----------------------------------
                                              Richard V. Secord
                                              Chairman of the Board and CEO

October 25, 2002
Lake Oswego, Oregon

COMPUTERIZED THERMAL IMAGING, INC.
TWO CENTERPOINTE DRIVE, SUITE 450
LAKE OSWEGO, OREGON 97035
___________________

PROXY STATEMENT
___________________

SOLICITATION AND REVOCABILITY OF PROXY

         This Proxy Statement is furnished to Shareholders in connection with the solicitation of proxies by and on behalf of the Board of Directors of Computerized Thermal Imaging, Inc., a Nevada corporation, for use at the Annual Meeting of Shareholders to be held in the Board Room of The American Stock Exchange, 86 Trinity Place, New York, NY 10006, on December 12, 2002, at 1:00 P.M. local time, and at any postponements and adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying form of Proxy are first being mailed to Shareholders on or about November 11, 2002. The cost of preparing, printing and mailing this Proxy Statement and of the solicitation of proxies by the Company will be borne by the Company.

         The close of business on October 28, 2002, has been fixed as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting and any postponements and adjournment thereof. As of the record date, there are 83,749,756 shares of common stock, par value $0.001 per share, issued and outstanding. Each share of common stock is entitled to one vote with respect to each matter to be voted on at the Annual Meeting.

         The presence, in person or by proxy, of a majority of the total outstanding shares of common stock on the record date is necessary to constitute a quorum at the Annual Meeting.

         Assuming the existence of a quorum:

         o The six nominees receiving the most votes, even if less than a majority of the shares of common stock, cast in person or by proxy will be elected. Shareholders may not cumulate their votes for the election of Directors;
         o The proposed amendments to the Company's 1997 Stock Option and Restricted Stock Plan will become effective if approved by the holders of a majority of the shares of common stock cast in person or by proxy; and
         o The decision of the Board of Directors to appoint Deloitte & Touche will be ratified if approved by a majority of the votes cast in person or by proxy.

         All shares represented by properly executed proxies, unless such proxies have been previously revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted (i) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, (ii) FOR THE PROPOSAL TO AMEND THE 1997 STOCK OPTION AND RESTRICTED STOCK PLAN, AND (iii) FOR THE RATIFICATION OF DELOITTE & TOUCHE, LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2003.

         The Board of Directors is not aware of any other matters to consider at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

          A proxy may be revoked at any time prior to the Annual Meeting (a) by execution and submission of a revised proxy prior to the time the vote is taken,
(b) by written notice received by our Secretary at our corporate headquarters, Two Centerpointe Drive, Suite 450, Lake Oswego, OR 97035, prior to December 11, 2002, or (c) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

--------------------------------------------------------------------------------
PROPOSAL NUMBER 1: TO ELECT SIX (6) DIRECTORS FOR THE ENSUING YEAR.
--------------------------------------------------------------------------------

NOMINEES FOR DIRECTORS

         The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as Proxies and will vote the shares represented by valid proxies at the Annual Meeting of Shareholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as directors the nominees listed below. All of the nominees are presently members of the Board of Directors. The directors are elected at the Annual Meeting to serve until the next Annual Meeting and their successors are elected and qualified.

         Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy for the election of the Board representatives will be voted for the nominees listed below. Although our Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE FOR THE ELECTION OF ITS NOMINEES FOR DIRECTOR. The following briefly describes the Company's nominees for directors:

RICHARD V. SECORD                                   DIRECTOR SINCE FEBRUARY 1996

GENERAL SECORD, age 70, (Major General, United States Air Force, retired) has served as our Chairman and Chief Executive Officer since September 22, 2000, and is Chairman of our Executive Committee. General Secord served as our Vice Chairman from July 1, 1997 through September 21, 2000, as our Secretary from July 1, 1997 to June 27, 2000, as our President from February 1996 to April 1997 and as our Chief Operating Officer from June 1995 to December 1999. General Secord served in numerous positions while performing military service from July 1951 until June 1984. General Secord received a Bachelor of Science degree from the United States Military Academy. General Secord is also a graduate of the United States Air Force Command and Staff College and the United States Naval War College. General Secord holds a Masters degree in International Affairs from George Washington University.

JOHN M. BRENNA                                         DIRECTOR SINCE MARCH 2001

MR. BRENNA, age 56, has been a director and our President and Chief Operating Officer since March 2001, and is a member of our Executive Committee. From October 2000 until March 2001, Mr. Brenna served as our Executive Vice President. From 1986 until 1996, Mr. Brenna was employed by Phillips Medical Systems marketing cardiovascular and general X-ray systems for Phillips' North America operations. From 1996 until 1999, Mr. Brenna was Executive Vice President of Marketing for Trex Medical, a Thermo-Electron company. During that time period, Mr. Brenna also was President and Chief Operating Officer of the LORAD division of Trex Medical, which specializes in advanced breast imaging and stereotactic biopsy systems. Following Mr. Brenna's employment with Trex Medical and up to the time that he joined us, Mr. Brenna was an independent consultant. Mr. Brenna holds a Bachelor of Science degree from University of New Haven.

BRENT M. PRATLEY, M.D.                                  DIRECTOR SINCE JUNE 1995

DR. PRATLEY, age 66, has been a director since June 1995 and is a member of our Audit Committee. Dr. Pratley served as our Secretary from June 1994 to September 1997. Dr. Pratley is currently licensed to practice medicine in Utah and California. Since 1978, Dr. Pratley has been in private practice in General Orthopedics and Sports Medicine at Utah Valley Regional Medical Center located in Provo, Utah, as well as in Los Angeles, California. Dr. Pratley holds a Doctor of Medicine degree in Orthopedic Surgery from the College of Medicine at University of California, Irvine and a Bachelors of Science degree from Brigham Young University.

MILTON R. GEILMANN                                   DIRECTOR SINCE JANUARY 1998

MR. GEILMANN, age 70, retired, has been a director since January 1998 and serves as a member of our Audit Committee. From 1965 until his retirement in 1992, Mr. Geilmann worked at E. R. Squibb & Sons where he held many positions, including Nuclear Consultant for Diagnostic Medicine. Mr. Geilmann holds an Associates degree in dental science from State University of New York.

HARRY C. ADERHOLT                                    DIRECTOR SINCE JANUARY 1998

GENERAL ADERHOLT, age 82, (Brigadier General, United States Air Force, retired), has been a director since January 1998 and serves as Chairman of our Audit Committee. From 1942 until his retirement in 1976, General Aderholt served in the U.S. Air Force. Since his retirement from military service, General Aderholt has engaged in various private business ventures, including serving as Vice President of Air Siam in Bangkok, Thailand. General Aderholt owns and operates Far East Designs, a furniture importer and retailer in Florida, and is President of the McCroskie Threshold Foundation, a humanitarian organization that donates medical supplies, food and clothing to needy people in the U.S. and around the world.

ROBERT L. SIMMONS, M.D.                                 DIRECTOR SINCE JUNE 2001

DR. SIMMONS, F.A.C.S., F.A.C.C., F.C.C.P., age 70, has been a director since June 2001. Since 1987, Dr. Simmons has practiced medicine at Providence Hospital in Washington, D.C., where he also is Vice President of Medical Affairs. Dr. Simmons has served in many positions including Chief of Cardiovascular/Thoracic Surgery, Providence Hospital (1984 - 1987); Chief of Clinical Services, Providence Hospital (1983 - 1987) and Professor of Surgery and Chief - Division of Thoracic Surgery, Howard University (1977 - 1983). Dr. Simmons holds a Bachelor of Science degree in Chemistry (with a minor in Mathematics and Biology) from Morehouse College and a Doctor of Medicine from Howard University. Dr. Simmons also is a Candidate for Doctor of Philosophy in Surgery from University of Minnesota Graduate School.

COMPENSATION OF DIRECTORS

         Outside directors receive $5,000 each quarter, $20,000 annually. All directors are reimbursed for expenses incurred in connection with attending Board and committee meetings.

BOARD COMMITTEES AND MEETINGS

         The Board of Directors held three meetings during the fiscal year ended June 30, 2002. All Directors were present for at least 75 percent of the aggregate number of meetings, consents, or committee meetings, if serving on a Board committee.

COMMITTEES OF THE BOARD

         The standing committees of the Board of Directors are the Executive Committee and the Audit Committee. The full Board of Directors nominates director candidates.

         EXECUTIVE COMMITTEE. The Executive Committee consists of Richard V. Secord, John M. Brenna and Bernard J. Brady, the Company's Chief Financial Officer, Secretary and Treasurer. The Executive Committee oversees operations and all strategic planning. The Executive Committee held three meetings during our 2002 fiscal year.

         AUDIT COMMITTEE. The Audit Committee consists of Brent M. Pratley, M.D., Milton R. Geilmann and Harry C. Aderholt. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to corporate accounting, the Company's reporting practices and the quality and integrity of the Company's financial reports; compliance with law and the maintenance of ethical standards by the Company; and the Company's maintenance of effective internal controls.

AUDIT COMMITTEE REPORT

         THE AUDIT COMMITTEE REPORT DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE THIS REPORT BY REFERENCE THEREIN.

         The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of three or more independent directors as defined by the SEC and the American Stock Exchange.

         Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In connection with these responsibilities, the Audit Committee met with management and Deloitte & Touche, LLP, the Company's independent accountants, to review and discuss the June 30, 2002, financial statements. The Audit Committee discussed with Deloitte & Touche, LLP, the matters required by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). The Audit Committee also received written disclosures from Deloitte & Touche, LLP, required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Deloitte & Touche, LLP, that firm's independence.

         Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representation of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002, to be filed with the Securities and Exchange Commission.

The Audit Committee

HARRY C. ADERHOLT, CHAIRMAN
BRENT M. PRATLEY
MILTON R. GEILMANN

EXECUTIVE OFFICERS

         Richard V. Secord and John M. Brenna are directors and officers. In addition to Messrs. Secord and Brenna, Bernard J. Brady is our Chief Financial Officer, Secretary and Treasurer. These individuals comprise our Executive Committee.

         BERNARD J. BRADY, age 45, was appointed Chief Financial Officer, Secretary, and Treasurer in June 2001. From January 1995 to June 1999 and from April 2000 to March 2001, Mr. Brady served as vice president, chief financial officer, treasurer, and in various other positions for Laser Power Corporation and its predecessor company Exotic Materials, Inc., a manufacturer of infrared and laser optics for military and commercial applications. From July 1999 to April 2000, Mr. Brady was the chief financial officer for DecisionPoint Applications, Inc., a provider of packaged data warehousing applications. From February 1997 until June 1998, Mr. Brady served as controller at Atlas Telecom, where he was recruited to assist in an attempt to solve the company's acute financial problems. Despite Mr. Brady's efforts, in June 1998, Atlas filed for reorganization under the bankruptcy code. From 1989 through 1994, Mr. Brady served as controller at MLX Corp., a nationwide wholesale distributor. Mr. Brady holds Bachelors and MBA degrees from the University of Utah.

EXECUTIVE COMPENSATION

         THE FOLLOWING MATERIAL DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATE THIS REPORT BY REFERENCE THEREIN.

         The Board of Directors has furnished the following report on executive compensation for fiscal 2002.

         The Company's compensation program for executives consists of three key elements:

         o        a base salary;

         o        a performance-based annual bonus; and

         o        periodic grants of stock options and/or restricted stock.

         The Board believes that this three-part approach best serves the interests of the Company and its shareholders. It enables the Company to meet the requirements of the highly competitive environment in which it operates while ensuring that executive officers are compensated in a way that advances both the short- and long-term interest of shareholders. Under this approach, compensation for our executive officers involves a high proportion of pay that is "at risk", namely the annual bonus and stock options.

         BASE SALARY. Base salaries for our executive officers, other than our Chief Executive Officer, as well as changes in such salaries, are based upon recommendations by our Chief Executive Officer, taking into account such factors as competitive industry salaries, a subjective assessment of the nature of the position, contribution, and experience of the officer and the length of the officer's service with the Company. For fiscal 2002, the Board reviewed the Chief Executive Officer's compensation and did not change General Secord's salary during the fiscal year. Mr. Brenna's base salary was adjusted during June 2001 and was not subject to review or adjustment by the Board because through October 2003, his base salary is set forth in his employment agreement. Mr. Brady's salary was revised during June 2002 and increased pursuant to a recommendation from the Chief Executive Officer based upon the factors described above.

         ANNUAL BONUS. Annual bonuses for fiscal 2002 paid to our executive officers, other than our Chief Executive Officer who received no bonus compensation during the fiscal year, were based upon recommendations by the Chief Executive Officer, taking into account such factors as are considered in determining base salary as well as the overall performance and contribution of each officer. In addition, consideration was given to the need to keep the Company competitive in overall compensation.

         STOCK OPTIONS AND RESTRICTED STOCK. Decisions to grant stock options or restricted stock are in the sole discretion of the Board, which uses a formula that awards options based upon the employee's responsibility, annual compensation and the notional value of an option computed using the Black-Scholes model.

           CHIEF EXECUTIVE OFFICER COMPENSATION. On April 4, 2001, General Secord executed a new employment agreement. The term of the agreement is three years beginning September 18, 2000, which coincided with the expiration of a previous agreement, and provides annual base compensation of $210,000. The salary was based upon a review comparing compensation paid to chief executive officers in our line of business, and was General Secord's first salary increase since joining the company in 1995. In connection with the agreement, stock options for 750,000 shares of common stock with an exercise price of $1.50 per share were granted to General Secord. One-fourth (187,250) of the options vested immediately and one-fourth of the options vest on each anniversary date of the agreement. Notwithstanding the foregoing vesting schedule, the vesting of all options is accelerated to that date on which the price of the Company's common stock (after taking into consideration all adjustments required to be accounted for as a result of stock splits, mergers and similar capital transactions) achieves and sustains a price of $12 or greater for 20 consecutive trading days. The options granted to General Secord are governed by our 1997 Stock Option and Restricted Stock Plan. If the employment agreement is terminated for "cause" as defined in the agreement, or General Secord voluntarily terminates the agreement, all of the options granted thereunder, and which have not vested, shall be forfeited. If General Secord is terminated without cause, he is entitled to a severance package consisting of a minimum payout of the remaining amounts payable under this Agreement including 18 months paid medical and dental insurance, or two years salary, whichever is greater, at the time of termination.

         DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits to $1,000,000 per person the amount that the Company may deduct for compensation paid to the Company's Chief Executive Officer and the four highest compensated officers (other than the Chief Executive Officer) in any year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The Board currently intends to structure performance-based compensation, including stock option grants and annual bonuses, to executive officers who may be subject to Section 162(m) of the Code in a manner that satisfies those requirements. However, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) of the Code and the regulations issued thereunder, no assurance can be given, notwithstanding our efforts, that compensation intended to satisfy the requirements for deductibility under Section 162(m) of the Code does in fact do so. The Board reserves the authority to award non-deductible compensation in certain circumstances as they deem appropriate.

BOARD INTERLOCKS AND INSIDER PARTICIPATION

         Messrs. Secord and Brenna are executive officers of the Company. None of the other members of the Board are, or have been, an officer or employee of the Company, except Dr. Pratley, who was Secretary of the Company from June 1994 to September 1997.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Management believes that all prior related-party transactions are on terms no less favorable to us as could be obtained from unaffiliated third parties. Management's reasonable belief of fair values is based upon proximate similar transactions with third parties or attempts to obtain the consideration from third parties. All ongoing and future transactions with such persons, if any, including any loans or compensation to such persons, will be approved by a majority of disinterested, independent outside members of the Board of Directors. During 2002, the Company paid a shareholder $79,000. Because of inadequate documentation, the amount has been recorded as a preferential dividend to a shareholder in the accompanying statement of stockholders' equity for the year ended June 30, 2002. The Company also assumed a $100,000 promissory note due to the same shareholder in connection with settling certain litigation.

EMPLOYMENT AGREEMENTS

         RICHARD V. SECORD, our Chairman and Chief Executive Officer, signed an employment agreement on April 27, 2001. The term of the agreement is three years, beginning September 18, 2000, and calls for compensation of $210,000 per year, plus stock options covering 750,000 shares of common stock at an exercise price of $1.50 per share. One-fourth (187,250) of the options vested immediately and one-fourth of the options vest on each anniversary date of the agreement. As of the date of this Proxy Statement, 375,000 of these shares are vested and fully exercisable. Notwithstanding the foregoing vesting schedule, all options become fully vested and immediately exercisable on that date on which the Company's common stock price (after taking into consideration all adjustments required to be accounted for as a result from changes to the Company's stock, i.e., splits, reverse splits, mergers, etc.) achieves and sustains a price of $12 or greater for 20 consecutive trading days. The options granted to General Secord are governed by our 1997 Stock Option and Restricted Stock Plan. If the employment agreement is terminated for "cause" as defined in the agreement, or General Secord voluntarily terminates the agreement, all of the options granted to General Secord thereunder, and which have not vested, shall be forfeited. If General Secord is terminated without cause, he is entitled to a severance package consisting of a minimum payout of the remaining amounts payable under this agreement including 18 months paid medical and dental insurance or two years salary, whichever is greater, at the time of termination. The agreement:
a) subjects a non-compete restriction that extends for two years after he leaves employment with the Company; b) provides the Company the right to take advantage of any business opportunities developed during the term of the agreement; and,
c) creates the duty not to reveal any confidential information about the business of the Company.

         JOHN M. BRENNA, our President and Chief Operating Officer, signed an employment agreement when he became our Executive Vice President during October 2000. The term of the agreement is three years, beginning October 12, 2000, and calls for a signing bonus of $150,000, compensation of $200,000 per year, and stock options covering 500,000 shares of common stock at an exercise price of $3.60 per share. Upon Mr. Brenna's promotion to President and Chief Operating Officer, his annual compensation was increased to $210,000 per year and the exercise price of the options was decreased to $1.50 for options covering 250,000 shares and $2.50 for options covering 125,000 shares. Options covering the remaining 125,000 shares remain unchanged. One-fourth (125,000) of the options vested immediately and one-fourth of the options vest on his anniversary date. As of the date of this Proxy 250,000 options are vested and fully exercisable. If the employment agreement is terminated for "cause" as defined in the agreement, or Mr. Brenna voluntarily terminates the agreement, all of the options granted to Mr. Brenna thereunder, and which have not vested, are forfeited. If Mr. Brenna is terminated without cause, he is entitled to a severance package consisting of a minimum payout of the remainder of the contracted salary and bonus amount or two years salary, whichever is greater at the time of termination plus 18 months of medical and dental insurance paid for by the Company. The agreement: a) subjects a non-compete restriction that extends for two years after he leaves employment with the Company; b) provides the Company the right to take advantage of any business opportunities developed during the term of the agreement; and, c) creates the duty not to reveal any confidential information about the business of the Company.

         BERNARD J. BRADY, our Chief Financial Officer, Secretary, and Treasurer, signed a one-year employment agreement June 6, 2001, which expired by its terms and was mutually extended by the parties for an additional year and calls for compensation of $175,000 per year and options to purchase 50,000 shares of common stock at an exercise price of $0.91 per share, which vested immediately. If the employment agreement is terminated for "cause" as defined in the agreement, or Mr. Brady voluntarily terminates the agreement, all of the options granted to Mr. Brady thereunder, and which have not vested, shall be forfeited. If Mr. Brady is terminated without cause, he is entitled to the greater of two months salary or the minimum amounts payable through expiration of the agreement plus not less than six months of medical and dental insurance paid for by the Company. The agreement: a) subjects a non-compete restriction that extends for two years after he leaves employment with the Company; b) provides the Company the rights to take advantage of any business opportunities developed during the term of the agreement; and, c) creates the duty not to reveal any confidential information about the business of the Company.

EXECUTIVE SEVERANCE AGREEMENTS

         The Board of Directors has approved an Executive Severance Agreement that provides certain "Severance Benefits" as defined in the Agreement for our executive officers (each an "Executive") in the event the employment of the Executive is terminated subsequent to a "Change in Control" of the Company under the circumstances described in the Agreement. The Agreement, once executed, continues from year-to-year until terminated at the end of any year by written notice from the Company, unless a Change in Control of the Company has occurred prior to that date, in which event it shall continue in effect during the 2-year period immediately following such Change in Control.

         Pursuant to the Agreement, a Change in Control of the Company is deemed to have occurred if (a) any organization, group or person (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is, or becomes, the beneficial owner (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing 35 percent or more of the combined voting power of the then outstanding securities of the Company; or (b) during any two-year period, a majority of the members of the Board serving at the effective date of the Agreement is replaced by directors who are not nominated and approved by the Board; or (c) a majority of the members of the Board is represented by, appointed by, or affiliated with any person whom the Board has determined is seeking to effect a Change in Control of the Company, or (d) the Company is combined with or acquired by another company and the Board determines, either before such event or thereafter, by resolution, that a Change in Control will or has occurred.

         If a Change in Control has occurred, the Executive is entitled to Severance Benefits upon the subsequent involuntary termination, whether actual or constructive, of the employment of the Executive within the two-year period immediately following such Change in Control, for any reason other than termination for cause, disability, death, normal retirement or early retirement. Pursuant to the Agreement, "Constructive Involuntary Termination" means voluntary termination of employment by Executive as a result of a significant change in the duties, responsibilities, reporting relationship, job description, compensation, perquisites, office or location of employment of Executive without the written consent of the Executive.

         If, following a Change of Control, the Executive's employment by the Company is terminated other than for cause, disability, death, normal retirement, or early retirement, the Executive shall, subject to the provisions of the Agreement, be entitled to:

         1) compensation at his or her full annual base salary at the rate in effect immediately prior to the termination of the employment of the Executive, and short-term and long-term bonuses at the target levels pursuant to the Company's annual incentive plan, if any, for the period of two years following actual involuntary termination or Constructive Involuntary Termination (the "Salary Continuance Period");

         2) all medical and dental benefits and all long-term disability benefits in which the Executive was entitled to participate immediately prior to the date of termination, to the same extent as if the Executive had continued to be an employee of the Company during the Salary Continuance Period, provided that such continued participation is feasible under the general terms and provisions of such plans and programs;

         3) an immediate vesting of all outstanding stock options, stock appreciation rights, restricted stock, performance plan awards and performance shares granted by the Company to the Executive;

         4) continued credit for years of service under the benefit plan of the Company from the date of termination through the Salary Continuance Period, and any compensation paid to the Executive above shall be treated as salary compensation for purposes of such plan; and

         5) an amount necessary to reimburse the Executive for all legal fees and expenses incurred by the Executive as a result of the Change in Control of the Company and such termination of employment, including fees and expenses incurred in successfully contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by the Agreement.

         If the severance benefits provided for under the Agreement, either alone or together with other payments which the Executive would have the right to receive from the Company, would constitute a "parachute payment" as defined in Section 280G(a) of the Internal Revenue Code in effect at the time of payment, such payment shall, in good faith, be reduced to the largest amount as will result in no portion being subject to the excise tax imposed by Section 4999 of the Code or the disallowance of a deduction by Company pursuant to
Section 280G of the Code.

         As of the date hereof, Severance Agreements have been executed and are effective for Messrs. Secord, Brenna, and Brady.

EXECUTIVE COMPENSATION SUMMARY TABLE

         The following table sets forth information concerning total compensation earned or paid to our Chief Executive Officer and each of our executive officers who received $100,000 or more in compensation during the fiscal year for services rendered to the Company during each of the past three fiscal years and who served in such capacities as of June 30, 2002 (the "named executive officers").

Summary Compensation Table
For The Fiscal Year Ended June 30, 2002
                                                                               Long-Term Compensation
                                       Annual Compensation                     Awards
                                      ----------------------------------------------------------------
                                                              (1)                                       (2)
                                                              Other            Restricted  Securities   All
Name and Principal                                            Annual           Stock       Underlying   Other
Position                        Year  Salary ($)   Bonus ($)  Compensation($)  Award($)    Options      Compensation ($)
------------------------------------------------------------------------------------------------------------------------
Richard V. Secord,              2002  $ 210,000   $      --   $    8,400       $   --      $       --   $      --
     Chairman & Chief           2001  $ 210,000   $      --   $    8,400       $   --      $  750,000   $ 975,894
     Executive Officer          2000  $ 175,000   $      --   $    6,000       $   --      $       --   $      --

John M. Brenna,                 2002  $ 210,000   $ 168,000   $    6,000       $   --      $   15,000   $      --
     President & Chief          2001  $ 143,014   $  20,000   $    4,500       $   --      $  500,000   $ 150,000
     Operating Officer          2000  $      --   $      --   $       --       $   --      $       --   $      --

Bernard J. Brady,               2002  $ 140,000   $  84,000   $       --       $   --      $  110,000   $      --
     Chief Financial            2001  $  13,417   $      --   $       --       $   --      $   50,000   $      --
     Officer, Secretary         2000  $      --   $      --   $       --       $   --      $       --   $      --
     & Treasurer
-------------------------------------------------------------------------------------------------------------------------

(1) The Company provides the named executive officers with certain group life, health, medical and other non-cash benefits generally available to all salaried employees. Such amounts are not included in this column pursuant to SEC rules. Included in "Other Annual Compensation" is automobile allowances received by the named officers.

(2) General Secord's 2001 amount reflects $975,894 of compensation attributable to the exercise of "in-the-money" employee stock options. Mr. Brenna's 2001 amount reflects $150,000 signing bonus paid in connection with his Employment Contract.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information with respect to option grants to our named executive officers during fiscal 2002. The Potential Realized Value of the options as of their respective dates of grant has been calculated using the Black-Scholes option pricing model as permitted by SEC rules based upon a set of assumptions set forth in the footnote to the table. The Black-Scholes model is only one method of valuing options and our use of the model should not be interpreted as an endorsement of its accuracy. The actual value of the options may be significantly different and the value actually realized, if any, on the exercise of such options will depend upon the excess of the market value of the common stock over the option exercise price at the time of exercise.

OPTION GRANTS TABLE
FOR THE FISCAL YEAR ENDED JUNE 30, 2002
-------------------------------------------------------------------------------------------------------------

                                                                              Potential Realized
                                                                              Value at Assumed Annual
                                                                              Rates of Stock Price
                                                                              Appreciation for Grant Date
                        Individual Grants                                     Option Term             Value
                        -------------------------------------------------------------------------------------

                        (1) # of      % of Total
                        Securities    Options                                                       (2) Grant
                        Underlying    Granted to      Exercise                                      Date
                        Options       Employees in    Price      Expiration                         Present
Name of Officer         Granted       Fiscal Year     ($/Sh)     Date         5% ($)   10% ($)      Value ($)
-------------------------------------------------------------------------------------------------------------
Richard V. Secord          0              N/A         $ N/A         N/A          $N/A        $N/A      $N/A

John M. Brenna          15,000           1.51%        $1.52     1/14/2003      $1,140      $2,280    $6,242

Bernard J. Brady        50,000           5.02%        $1.55      1/1/2012     $48,739    $123,515   $36,763
                        10,000           1.00%        $1.52     1/14/2003        $760      $1,520    $4,161
                        50,000           5.02%        $0.91      6/6/2012     $28,615     $72,515   $21,599
-------------------------------------------------------------------------------------------------------------

(1) The Board of Directors, which administers our stock option and restricted stock plan, has general authority to accelerate, extend, or otherwise modify benefits under option grants in certain circumstances within overall plan limits.

(2) The estimated present value at grant date of options granted during the fiscal year 2002 has been calculated using the Black-Scholes Option Pricing Model, based on the following assumptions: a) estimated time to exercise of one to three years; b) risk free interest rates representing the interest rates on U.S. Government Treasuries as of the date of grant with maturities corresponding to the estimated time until exercise; c) volatility rate of 68%; and d) a dividend yield of 0%. The approach used in developing the assumptions upon which the Black-Scholes valuations were calculated is consistent with the requirements of Statement of Financial Accounting Standards No.
         123, "Accounting for Stock-Based Compensation."

OPTIONS EXERCISED AND VALUES FOR FISCAL 2002

         The following table below sets forth information with respect to option exercises during fiscal 2002 for each of our named executive officers and the status of their options at June 30, 2002, including:

         o        The number of shares of Computerized Thermal Imaging, Inc.
                  common stock acquired upon exercise of options during fiscal year 2002;

         o The aggregate dollar value realized upon the exercise of those options;

         o The total number of exercisable and non-exercisable stock options held at June 30, 2002;

         o The aggregate dollar value of in-the-money exercisable options at June 30, 2002.

AGGREGATE OPTION EXERCISES DURING FISCAL 2002
AND
OPTION VALUES ON JUNE 30, 2002

                                                        Number of Securities       Value of Unexercised
                           Shares                       Underlying Unexercised     In-the-Money Options
                           Acquired on   Value          Options Exercisable/       Exercisable/
   Name of Officer         Exercise      Realized       Unexercisable              Unexercisable (1)
-------------------------------------------------------------------------------------------------------
Richard V. Secord,            --            --            3,325,714/375,000               $0/$0
  Chairman & Chief
  Executive Officer

John M. Brenna,               --            --             265,000/250,000                $0/$0
  President & Chief
  Operating Officer

Bernard J. Brady,             --            --              89,166/70,834                 $0/$0
  Chief Financial
  Officer, Secretary &
  Treasurer
------------------------------------------------------------------------------------------------------

(1) In accordance with SEC rules, the values of the unexercised in-the-money options at June 30, 2002, was determined by calculating the difference between the exercise price per share of common stock, as set forth in the respective stock option agreements, and the closing price per share of common stock on June 28, 2002, which was $0.63.

         We have no long-term incentive plans or defined benefit plans for the benefit of our executive officers or directors.

PERFORMANCE GRAPH

         THE FOLLOWING PERFORMANCE GRAPH DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE THIS PERFORMANCE GRAPH BY REFERENCE THEREIN.

         The following graph compares the cumulative performance of the Company's common stock with the performance of the Nasdaq Composite Stock Market Index and the Company's peer group for the five-year period extending through June 30, 2002. In each case, the cumulative performance assumes an initial investment of $100 and reinvestment of dividends into the same class of equity securities at the frequency with which dividends are paid on such securities during the applicable fiscal year. The Company's peer group consists of seven companies including Fischer Imaging Corporation (NasdaqNM:FIMG), Hologic, Inc. (NasdaqNM:HOLX), Elscint Limited (NYSE:ELT), Applied Biosystems Group (NYSE:ABI), Bio-logic Systems Corp. (NasdaqNM:BLSC), Thermo Electron Corp. (NYSE:TMO), and FLIR Systems, Inc. (NasdaqNM:FLIR). Each of the foregoing companies comprising the peer group are participants in the medical/diagnostic equipment line-of-business with the exception of FLIR Systems, Inc. FLIR Systems, Inc. designs, manufactures, and markets thermal imaging products for a wide variety of industrial applications. FLIR is included in the peer group to reflect the Company's segment focused on the industrial application of thermal imaging.

COMPUTERIZED THERMAL IMAGING, INC. COMMON STOCK (CIO)
COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
BASED ON REINVESTMENT OF $100 BEGINNING JUNE 30, 1997

                    [graph of Cumulative Total Return here]

                  Jun-97   Jun-98   Jun-99   Jun-00   Jun-01   Jun-02
                  -------  -------  -------  -------  -------  -------

     CIO          $  100   $  160   $  111   $1,110   $  424   $  122
     Nasdaq       $  100   $  131   $  186   $  275   $  150   $  101
     Peer Group   $  100   $   84   $  100   $   66   $   56   $   61


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table presents certain information regarding the beneficial ownership of all shares of common stock at September 20, 2002, for each of our named executive officers and directors, for each person known to us who owns beneficially more than 5 percent of the outstanding common stock, and our named executive officers and directors as a group. The percentage ownership is based on 83,489,455 shares of common stock issued and outstanding at September 20, 2002, and ownership by these persons of options or warrants exercisable within 60 days of such date. Unless otherwise indicated, each person has sole voting and investment power over the shares.

SCHEDULE OF BENEFICIAL OWNERSHIP OF DIRECTORS,
MANAGEMENT, AND MORE THAN 5% SHAREHOLDERS


                                                   Number of Shares
                                                   of Common Stock      Percent
Name and Address of Beneficial Owners              Owned                of Class
--------------------------------------------------------------------------------
David B. Johnston                                    10,717,761    (1)    12.84%
141 N. State Street, PBM 161
Lake Oswego, OR  97034

Nabeel Al-Mulla                                       4,918,115            5.90%
P0 Box 177 Safat 13007
Kuwait

Daron Dillia                                          4,578,803    (2)     5.36%
1147 Manhattan Avenue #134
Manhattan Beach, CA 90266

Richard V. Secord                                     2,790,286    (3)     3.30%
Two Centerpointe Drive, Suite 450
Lake Oswego, OR 97035

John M. Brenna                                          265,000    (4)       *
Two Centerpointe Drive, Suite 450
Lake Oswego, OR 97035

Bernard J. Brady                                         89,166    (5)       *
Two Centerpointe Drive, Suite 450
Lake Oswego, OR 97035

Harry C. Aderholt                                       167,500    (6)       *
Two Centerpointe Drive, Suite 450
Lake Oswego, OR 97035

Robert L. Simmons, MD                                    13,600    (7)       *
Two Centerpointe Drive, Suite 450
Lake Oswego, OR 97035

Milton R. Geilmann                                       20,000    (8)       *
Two Centerpointe Drive, Suite 450
Lake Oswego, OR 97035

Brent M. Pratley, MD                                     26,125    (9)       *
Two Centerpointe Drive, Suite 450
Lake Oswego, OR 97035
                                                      ---------            -----

Officers and directors as a group (seven persons)     3,371,677   (10)     3.95%
                                                      =========            =====

--------------------------------------------------------------------------------

* Less than 1%.

1) Includes 10,717,761 shares of common stock owned by Thermal Imaging, Inc., an affiliate of Mr. Johnston. All common stock and common stock underlying options held by Mr. Johnston and Thermal Imaging, Inc. are subject to a 3-year voting agreement whereby the shares are voted in the same proportion as those shares voted by all shareholders other than (i) David B. Johnston, individually, (ii) Daron C. Dillia, individually, and Daron C. Dillia, doing business as Manhattan Financial Group, and (iii) Thermal Imaging, Inc.

2) Includes 2,003,038 shares of common stock underlying options that are exercisable within 60 days of the date of this Proxy Statement, 16,000 shares of common stock held by Daron C. Dillia and 2,564,340 shares of common stock held by Manhattan Financial Group. All common stock and common stock underlying options and warrants held by Daron C. Dillia and Manhattan Financial Group are subject to a 3-year voting agreement whereby the shares are voted in the same proportion as those shares voted by all shareholders other than (i) David B. Johnston, individually, (ii) Daron C. Dillia, individually, and Daron C. Dillia, doing business as Manhattan Financial Group, and (iii) Thermal Imaging, Inc.

3) Includes 1,000 shares of common stock in the name of Jo Anne Secord, 150,000 shares of common stock in the name of Richard V. Secord Revocable Trust, 264,286 shares of common stock in the name of Secord Holdings, LLC and 2,375,000 shares of common stock underlying options that are exercisable within 60 days of the date of this Proxy Statement.

4) Includes 265,000 shares of common stock underlying options that are exercisable within 60 days of the date of this Proxy Statement.

5) Includes 89,166 shares of common stock underlying options that are exercisable within 60 days of the date of this Proxy Statement.

6) Includes 15,000 shares of common stock in the name of Pornpimon Kirdpirote & Harry C. Aderholt JTWROS, 147,500 shares of common stock in the name of Harry C. Aderholt and 5,000 shares of common stock underlying options that are exercisable within 60 days of the date of this Proxy Statement.

7) Includes 8,000 shares of common stock in the name of Dr. Robert L. Simmons, Sylvia A Simmons, and Leslie M. Simmons JTWROS, 600 shares of common stock in the name of Robert L. Simmons and Christopher C. Simmons JTWROS, and 5,000 shares of common stock underlying options that are exercisable within 60 days of the date of this Proxy Statement.

8) Includes 5,000 shares of common stock underlying options that are exercisable within 60 days of the date of this Proxy Statement.

9) Includes 5,000 shares of common stock underlying options that are exercisable within 60 days of the date of this Proxy Statement.

10) Includes 4,752,204 shares of common stock underlying options that are exercisable within 60 days of the date of this Proxy Statement.

         We know of no arrangement or understanding that may, at a subsequent date, result in a change of control.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who own more than 10 percent of the common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Specific due dates for such reports have been established. SEC regulations require persons subject to Section 16(a) reporting requirements to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports received by the Company and on written representations that no other reports are required, the Company believes that during its fiscal year ended June 30, 2002, all reports required under Section 16(a) were timely filed, except for the following:

         Mr. Johnston, a 10 percent shareholder, failed to timely file a report on Form 4, Statement of Changes in Beneficial Ownership of Securities, for September 2001, to timely report one transaction in which he transferred by gift options to acquire 1,000,000 shares of common stock.

--------------------------------------------------------------------------------
PROPOSAL NUMBER 2: TO CONSIDER AND ACT UPON THE AMENDMENTS TO THE 1997 STOCK OPTION AND RESTRICTED STOCK PLAN.
--------------------------------------------------------------------------------

         The 1997 Stock Option and Restricted Stock Plan (the "Plan") was originally adopted by the Board of Directors in November 1997, and adopted by our shareholders in February 1998. In May 2000, our Board adopted a resolution to amend the Plan to increase the number of shares in the Plan to 10,000,000 shares of our common stock. This amendment was adopted by our shareholders in June 2000. Unless otherwise instructed, the enclosed proxy will be voted to approve the following four (4) amendments to the 1997 Stock Option and Restricted Stock Plan:

         1) To extend participation in the plan to directors and specified consultants;

         2) To eliminate the vesting schedule prescribed by the plan in preference to vesting as determined within the discretion of the Board of Directors or Board;

         3)       To provide that the Plan be governed under Oregon law.

         In all other material respects, the Plan will be unchanged. A complete copy of the Amended Plan as approved by our Board of Directors is attached hereto as Attachment "A".

         AMENDMENT #1 - ELIGIBILITY TO PARTICIPATE. The Plan presently limits participation in Plan awards to our employees and specifically prohibits non-employee directors and consultants from eligibility to receive any Plan awards. If approved by our Shareholders, the Plan will extend participation in Plan awards to our independent directors and to consultants. To conserve cash, the Company may grant to consultants and directors options to purchase the Company common stock in lieu of cash payment. As the Plan is currently constructed, the Company must register the shares underlying these options on a separate securities registration statement. This process is time consuming and expensive, and the Board believes that the interests of the shareholders would be served by simplifying these transactions. The Board believes that the stock option plans of most publicly-traded companies permit directors and consultants to participate in the plan.

         AMENDMENT #2 - VESTING OF OPTIONS. Currently, each option granted under the Plan may only be exercised to the extent that the optionee is vested in such option. Except as otherwise provided, all options issued under the Plan vest in accordance with the following schedule:

         Number of Years the Optionee                                Extent to
         has remained in the employ                                  Which the
         of the Company or a Subsidiary                              Option is
         following the grant of the Option                              Vested
         ---------------------------------                              ------

         Under one.......................................................   0%
         At least one but less than two..................................  20%
         At least two but less than three................................  40%
         At least three but less than four...............................  60%
         At least four but less than five................................  80%
         Five or more.................................................... 100%

         Notwithstanding the foregoing, the administrator possesses the discretionary power to establish the vesting periods for any option granted, except that in no case may the administrator permit more than 25 percent of any option to vest before the first anniversary of the earlier of the date the option is granted or the date on which the optionee began providing services to the Company.

         If approved by our shareholders, the Plan will provide that all options issued under the Plan shall vest in accordance with the schedule established by the administrator in its sole discretion as reflected in the stock option agreement. The proposed change facilitates amending the Plan to include directors and non-affiliate consultants, as options granted to these persons are typically vested upon issuance.

         AMENDMENT #3 - GOVERNING JURISDICTION. The Plan is presently governed under Utah law.

         If approved by our Shareholders, the Plan would be governed under Oregon law, the state of our corporate headquarters.

NEW PLAN BENEFITS

         The Board has not yet authorized any new plan benefits under the Amended Plan.

         THE BOARD OF DIRECTORS HAS APPROVED THE ADOPTION OF THE AMENDMENTS TO THE PLAN AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENTS TO THE PLAN. SUCH ADOPTION REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

--------------------------------------------------------------------------------
PROPOSAL NUMBER 3: TO RATIFY THE SELECTION OF DELOITTE & TOUCHE, LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2003.
--------------------------------------------------------------------------------

         The Board of Directors of the Company, upon recommendation of its Audit Committee, has appointed Deloitte & Touche, LLP to serve as our independent accountants for the fiscal year ended June 30, 2003. The Board of Directors wishes to obtain from the shareholders a ratification of this decision.

         In the event the appointment of Deloitte & Touche, LLP as independent accountants is not ratified by the Shareholders, the adverse vote will be considered by the Board of Directors in deciding whether to select other independent accountants.

         Representatives of Deloitte & Touche, LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

         AUDIT FEES. The aggregate fees billed by Deloitte & Touche, LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2002, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $70,000 and $25,300 respectively.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The aggregate fees billed by Deloitte & Touche, LLP for professional services rendered for information technology services related to financial information systems design and implementation for the fiscal year ended June 30, 2002, were $0.

         ALL OTHER FEES. The aggregate fees billed by Deloitte & Touche, LLP for services other than those described above under "Audit Fees" and "Financial Information Systems Design and Implementation", for the fiscal year ended June 30, 2002, were $34,100. These fees were for non-financial statement audit related services such as SEC registration statement related work and accounting consultations related to the adoption of new accounting standards.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF DELOITTE & TOUCHE, LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDED JUNE 30, 2003.

--------------------------------------------------------------------------------
OTHER MATTERS.
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

FUTURE PROPOSALS OF SHAREHOLDERS

         The deadline for Shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the year 2003 Annual Meeting of Shareholders is July 31, 2003. All proposals must comply with Rule 14a-8 under the Securities Exchange Act of 1934 and with our charter and bylaws. We will be able to use proxies given to us for next year's meeting to vote, at our discretion, for or against any shareholder proposal that is not included in the proxy statement, unless the proposal is submitted to us on or before July 14, 2003.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Richard V. Secord
                                              ----------------------------------
                                              Chairman of the Board and CEO
                                              Lake Oswego, Oregon

PROXY

FOR VOTING BY HOLDERS OF COMMON STOCK

COMPUTERIZED THERMAL IMAGING, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 12, 2002.

         The undersigned hereby appoints Richard V. Secord, John M. Brenna and Bernard J. Brady, or their lawful substitutes, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of Computerized Thermal Imaging, Inc. held of record by the undersigned on October 28, 2002, at the Annual Meeting of Shareholders to be held in the Board Room of The American Stock Exchange, 86 Trinity Place, New York, NY 10006, on December 12, 2002 at 1:00 P.M. local time, and at any postponements and adjournments thereof. Any and all proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1 AND FOR APPROVAL OF THE AMENDMENTS IN NUMBER 2 AND THE RATIFICATION IN NUMBER 3.


1. ELECTION OF OUR DIRECTORS. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

         [ ]  FOR all nominees listed             [ ]  WITHHOLD authority to
              below except as marked                   vote for all nominees
              to the contrary below

         Richard V. Secord       John M. Brenna         Brent M. Pratley, M.D.

         Harry C. Aderholt       Milton R. Geilmann     Robert L. Simmons, M.D.


2.       PROPOSAL TO AMEND THE 1997 STOCK OPTION AND RESTRICTED STOCK PLAN.

         [ ] FOR                  [ ] AGAINST                [ ] ABSTAIN


3. PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE, LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2003.

         [ ] FOR                  [ ] AGAINST                [ ] ABSTAIN


         IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Number of Shares of
Common Stock
Stock Owned                     _____________



_____________________________________
Signature


_____________________________________
(Typed or Printed Name)




_____________________________________
Signature if held jointly


_____________________________________
(Typed or Printed Name)


DATED: ____________________________



THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

                                 ATTACHMENT "A"

                       COMPUTERIZED THERMAL IMAGING, INC.

               AMENDED 1997 STOCK OPTION AND RESTRICTED STOCK PLAN


                                    SECTION 1
                                     PURPOSE
                                     -------

         This Plan is established (i) to offer selected Employees, members of the Board of Directors ("Directors")and Consultants of the Company or its Subsidiaries an equity ownership interest in the financial success of the Company, (ii) to provide the Company with an opportunity to attract and retain the best available personnel for positions of substantial responsibility, and
(iii) to encourage equity participation in the Company by eligible Participants. This Plan provides for the grant by the Company of (i) Options to purchase Shares, and (ii) shares of Restricted Stock. Options granted under this Plan may include nonstatutory options as well as incentive stock options intended to qualify under section 422 of the Code.

                                    SECTION 2
                                   DEFINITIONS
                                   -----------

         "ADMINISTRATOR" shall mean either the Board of Directors or the Committee delegated responsibility for the administration of the Plan in accordance with the terms and conditions of the Plan.

         "AFFILIATE" shall mean any subsidiary, parent corporation, joint venture or other business enterprise which controls or is controlled by, or is under common control with, the Company.

         "BOARD OF DIRECTORS" shall mean the board of directors of the Company, as duly elected from time to time.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended, and as interpreted by the regulations thereunder.

         "COMMITTEE" shall mean the Compensation Committee of the Board of Directors, or such other Committee of 2 or more independent directors as may be appointed by the Board of Directors from time to time.

         "COMPANY" shall mean Computerized Thermal Imaging, Inc., a Nevada corporation.

         "CONSULTANT" shall mean an individual professional or professional service firm, retained by the Company under the terms of an engagement letter or consulting agreement.

         "DATE OF GRANT" shall mean the date on which the Administrator resolves to grant, or ratify the grant of, an Option to an Optionee or grant Restricted Stock to a Participant, as the case may be.

         "EMPLOYEE" shall include every individual performing Services to the Company or its Subsidiaries if the relationship between such individual and the Company or its Subsidiaries is the legal relationship of employer and employee.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and as interpreted by the rules and regulations promulgated thereunder.

         "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Administrator in the applicable Stock Option Agreement, but in no event less than the par value per Share.

         "FAIR MARKET VALUE" shall be the closing price of the Shares on the date in question (on the principal market in which the Shares are traded), or if the Shares were not traded on such date, the closing price of the Shares on the next preceding trading day during which the Shares were traded.

         "ISO" shall mean a stock option which is granted to an individual and which meets the requirements of section 422(b) of the Code.

         "INDEPENDENT DIRECTOR" shall mean any director who is not an Employee of the Company or any Affiliate, and who does not receive compensation directly or indirectly from the Company for services rendered, other than regular board meeting fees, retainers and expense reimbursements.

         "NONSTATUTORY OPTION" shall mean any Option granted by the Administrator that does not meet the requirements of sections 421 through 424 of the Code, as amended.

         "OPTION" shall mean either an ISO or Nonstatutory Option, as the context requires.

         "OPTIONEE" shall mean a Participant who holds an Option.

         "PARTICIPANTS" shall mean those individuals described in Section 1 of this Plan selected by the Administrator who are eligible under Section 4 of this Plan for grants of either Options or Restricted Stock under this Plan.

         "PERMANENT AND TOTAL DISABILITY" shall mean that an individual is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. An individual shall not be considered to suffer from Permanent and Total Disability unless such individual furnishes proof of the existence thereof in such form and manner, and at such times, as the Administrator may reasonably require. The scope of this definition shall automatically be reduced or expanded to the extent that section 22(e)(3) of the Code is amended to reduce or expand the scope of the definition of Permanent and Total Disability thereunder.

         "PLAN" shall mean this Amended 1997 Stock Option and Restricted Stock Plan, as amended from time to time.

         "PLAN AWARD" shall mean the grant of either an Option or Restricted Stock, as the context requires.

         "RESTRICTED STOCK" shall have that meaning set forth in Section 7(a) of this Plan.

         "RESTRICTED STOCK ACCOUNT" shall have that meaning set forth in Section 7(a)(ii) of this Plan.

         "RESTRICTED STOCK CRITERIA" shall have that meaning set forth in
Section 7(a)(iv) of this Plan.

         "RESTRICTION PERIOD" shall have that meaning set forth in Section 7(a)(iii) of this Plan.

         "SERVICES" shall mean services rendered to the Company or any of its Subsidiaries.

         "SHARE" shall mean one share of Stock, as adjusted in accordance with
Section 9 of this Plan (if applicable).

         "STOCK" shall mean the common stock of the Company, par value $.001 per share.

         "STOCK OPTION AGREEMENT" shall mean the agreement executed between the Company and an Optionee that contains the terms, conditions, and restrictions pertaining to the granting of an Option. Any inconsistencies between this Plan and any Stock Option Agreement shall be controlled by this Plan.

         "SUBSIDIARY" shall mean any corporation as to which more than fifty (50%) percent of the outstanding voting stock or shares shall now or hereafter be owned or controlled directly by a person, any Subsidiary of such person, or any Subsidiary of such Subsidiary.

         "TEN-PERCENT STOCKHOLDER" shall mean a person that owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any Subsidiary, taking into account the attribution rules set forth in section 424 of the Code, as amended. For purposes of this definition of "Ten Percent Stockholder" the term "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of an Option to an Optionee. "Outstanding stock" shall not include reacquired shares or shares authorized for issuance under outstanding Options held by the Optionee or by any other person.

         "VEST DATE" shall have that meaning set forth in Section 7(a)(v) of this Plan.

                                    SECTION 3
                                 ADMINISTRATION
                                 --------------

         (a) GENERAL ADMINISTRATION. This Plan shall be administered by the Board of Directors, or by Committee of the Board composed solely of two (2) or more Independent Directors. In the case a Committee is chosen to administer the Plan, the members of the Committee shall be appointed by the Board of Directors for such terms as the Board of Directors may determine. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board of Directors.

         (b) COMMITTEE PROCEDURES. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times, places, and in such manner as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by a majority of all Committee members, shall be valid acts of the Committee. A majority of the Committee shall constitute a quorum.

         (c) AUTHORITY OF ADMINISTRATOR. This Plan shall be administered by, or under the direction of, the Board of Directors or the Committee (either of which may hereinafter be referred to as the "Administrator"). The Administrator shall administer this Plan so as to comply at all times with the Exchange Act, including Rule 16b-3 (or any successor rule), and, subject to the Code, shall otherwise have absolute and final authority to interpret this Plan and to make all determinations specified in or permitted by this Plan or deemed necessary or desirable for its administration or for the conduct of the Administrator's business including, without limitation, the authority to take the following actions:

         (i)      To interpret this Plan and to apply its provisions;

         (ii) To adopt, amend or rescind rules, procedures and forms relating to this Plan;

         (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of this Plan;

         (iv) To determine when Plan Awards are to be granted under this Plan;

         (v)      To select the Optionees and Participants;

         (vi) To determine the number of Shares to be made subject to each Plan Award;

         (vii) To prescribe the terms, conditions and restrictions of each Plan Award, including without limitation the Exercise Price, vesting conditions, and the determination whether an Option is to be classified as an ISO or a Nonstatutory Option;

         (viii) To amend any outstanding Stock Option Agreement or the terms, conditions and restrictions of a grant of Restricted Stock, subject to applicable legal restrictions and the consent of the Optionee or Participant, as the case may be, who entered into such agreement;

         (ix) To establish procedures so that an Optionee may obtain a loan through a registered broker-dealer under the rules and regulations of the Federal Reserve Board, for the purpose of exercising an Option;

         (x) To establish procedures for an Optionee(1) to have withheld from the total number of Shares to be acquired upon the exercise of an Option that number of Shares having a Fair Market Value, which, together with such cash as shall be paid inrespect of fractional shares, shall equal the Exercise

                  Price, and (2) to exercise a portion of an Option by delivering that number of Shares already owned by an Optionee having a Fair Market Value which shall equal the partial Exercise Price and to deliver the Shares thus acquired by such Optionee in payment of Shares to be received pursuant to the exercise of additional portions of the Option, the effect of which shall be that an Optionee can in sequence utilize such newly acquired shares in payment of the Exercise Price of the entire Option, together with such cash as shall be paid in respect of fractional shares;

         (xi) To establish procedures whereby a number of Shares may be withheld from the total number of Shares to be issued upon exercise of an Option, to meet the obligation of withholding for federal and state income and other taxes, if any, incurred by the Optionee upon such exercise; and

         (xii) To take any other actions deemed necessary or advisable for the administration of this Plan.

         All interpretations and determinations of the Administrator made with respect to the granting of Plan Awards shall be final, conclusive, and binding on all interested parties. The Administrator may make grants of Plan Awards on an individual or group basis. No member of the Administrator shall be liable for any action that is taken or is omitted to be taken if such action or omission is taken in good faith with respect to this Plan or grant of any Plan Award.

         (D) HOLDING PERIOD. The Administrator may in its sole discretion require as a condition to the granting of any Plan Award, that a Participant agree not to sell or otherwise dispose of a Plan Award, any Shares acquired pursuant to a Plan Award, or any other "derivative security" (as defined by Rule 16a-1(c) under the Exchange Act) for a period of time determined by the Administrator including, without limitation, a period of six (6) months following the (i) the date of the issuance of Shares pursuant to a Plan Award, or (ii) the date when the Exercise Price of an Option is fixed if such Exercise Price is not fixed on the Date of Grant.

         (e) SECTION 16 COMPLIANCE. In the event the Company registers any of its equity securities pursuant to Section 12(b) or 12(g) of the Exchange Act, it is the intention of the Company that this Plan, and options granted under this Plan, comply in all respects with Rule 16b-3 under the Exchange Act and, if any Plan provision is later found not to be in compliance with such Rule, the provision shall be deemed null and void, and in all events this Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. Notwithstanding anything in this Plan to the contrary, the Board, in its absolute discretion, may bifurcate this Plan so as to restrict, limit or condition the use of any provision of this Plan to participants who are officers and directors subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning other Plan participants.

                                    SECTION 4
                                   ELIGIBILITY
                                   -----------

         (a) GENERAL RULE. Subject to the limitations set forth in subsection
(b) below, Participants, as described in Section I, shall be eligible to participate in this Plan.

         (b) NON-EMPLOYEE INELIGIBLE FOR ISOS. In no event shall an ISO be granted to any individual who is not an Employee on the Date of Grant.

                                    SECTION 5
                             SHARES SUBJECT TO PLAN
                             ----------------------


         (a) BASIC LIMITATION. Shares offered under this Plan shall be comprised of authorized but unissued Shares or Shares that have been reacquired by the Company. The aggregate number of Shares that are available for issuance under this Plan shall not exceed ten million (10,000,000) Shares. However, this aggregate number shall be reduced as necessary to compensate for any shares of Stock (i) subject to valid and outstanding stock options granted pursuant or in reference to the Company's 1995 Stock Option Plan ("1995 Plan") or (ii) issued pursuant to the 1995 Plan, so that the aggregate number of shares of Stock subject to outstanding options, restricted grants or issued under both plans shall not exceed ten million (10,000,000) shares of Stock. The aggregate number of Shares available under the Plan is subject to adjustment pursuant to Section 9 of this Plan. The Administrator shall not issue more Shares than are available for issuance under this Plan. The number of Shares that are subject to unexercised Options at any time under this Plan shall not exceed the number of Shares that remain available for issuance under this Plan. The Company, during the term of this Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of this Plan.

         (b) ADDITIONAL SHARES. In the event any outstanding Option for any reason expires, is canceled or otherwise terminates, the Shares allocable to the unexercised portion of such Option shall again be available for issuance under this Plan. In the event that Shares issued under this Plan revert to the Company prior to the Vest Date under a grant of Restricted Stock, such Shares shall again be available for issuance under this Plan.

                                    SECTION 6
                         TERMS AND CONDITIONS OF OPTIONS
                         -------------------------------

         (a) TERM OF OPTION. The term of each Option shall be ten (10) years from the Date of Grant or such shorter term as may be determined by the Administrator; provided, however, in the case of an ISO granted to a Ten-Percent Stockholder, the term of such ISO shall be five (5) years from the Date of Grant or such shorter time as may be determined by the Administrator.

         (b) VESTING OF OPTIONS. Each Option granted hereunder may only be exercised to the extent that the Optionee is vested in such Option. Options issued under this Plan shall vest in accordance with the schedule established by the Administrator in its sole discretion as reflected in the Stock Option Agreement. Unless otherwise set forth in the stock option agreement, options shall vest at the rate of 25% per annum over the course of four years from the date of grant.

         (c) EXERCISE PRICE AND METHOD OF PAYMENT.

                  (i) EXERCISE PRICE. The Exercise Price shall be such price as is determined by the Administrator in its sole discretion and set forth in the Stock Option Agreement; provided, however, the Exercise Price shall not be less than 100% of the Fair Market Value of the Shares subject to such option on the Date of Grant (or 110% in the case of an Option granted to a Participant who is a Ten-Percent Stockholder on the Date of Grant).

                  (ii) PAYMENT OF SHARES. Payment for the Shares upon exercise of an Option shall be made in cash, by certified check, or if authorized by the Administrator, by delivery and transfer of other Shares having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Shares as to which said Option is being exercised, or by any combination of such methods of payment or by any other method of payment as may be permitted under applicable law and authorized by the Administrator.

         (d) EXERCISE OF OPTION.

                  (i) PROCEDURE FOR EXERCISE; RIGHTS OF STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as shall be determined by the Administrator in accordance with the terms of this Plan, including, without limitation, performance criteria with respect to the Company and/or the Optionee.

         An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company, in accordance with the terms of the Stock Option Agreement, by the Optionee entitled to exercise the Option and full payment for the Shares and any withholding and other applicable taxes with respect to the exercised Option has been received by the Company. Full payment may, as authorized by the Administrator, consist of any form of consideration and method of payment allowable under Section 6(c)(ii) of this Plan. Upon the receipt of notice of exercise and full payment for the Shares and taxes, the Shares shall be deemed to have been issued and the Optionee shall be entitled to receive such Shares and shall be a stockholder with respect to such Shares, and the Shares shall be considered fully paid and nonassessable. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the stock certificate is issued, except as provided in Section 9 of this Plan.

         Each exercise of an Option shall reduce, by an equal number, the total number of Shares that may thereafter be purchased under such Option.

                  (ii) TERMINATION OF STATUS AS AN EMPLOYEE. Except as provided in Subsections 6(d)(iii) and 6(d)(iv) below and unless provided otherwise in the Stock Option Agreement, an Optionee holding an Option who ceases ("Terminates") to be an Employee, Director or Consultant of the Company may, but only until the earlier of the date (i) the Option held by the Optionee expires, or (ii) in the case of an ISO, three (3) months, and in the case of a Nonstatutory Option, six
(6) months, after the date such Optionee Terminates (or such shorter period as may be provided in the Stock Option Agreement), exercise the Option to the extent that the Optionee was entitled to exercise it on the date Termination takes effect, unless the Administrator extends such period in its sole discretion. To the extent that the Optionee was not entitled to exercise an Option on the Termination date, or if the Optionee does not exercise it within the time specified herein, such Option shall terminate. The Administrator shall have the authority (i) to determine the Termination date and (ii) to shorten the exercise periods provided above in the event the Optionee resigns and/or ceases for "cause" to be an Employee. For purposes of this paragraph (iii), "cause shall be defined as (i) the failure of the Employee to perform his or her duties in a satisfactory manner (other than any such failure resulting from the Employee's incapacity due to physical or mental illness), (ii) conduct amounting to fraud or embezzlement or any other act by Employee which is negligently or willfully performed which has the effect of damaging the reputation of the Company or its business, (iii) breach of fiduciary duty as an officer and/or director of the Company, and (iv) the violation by the Employee of any material provision of their employment agreement and/or any Company policy.

                  (iii) PERMANENT AND TOTAL DISABILITY. Notwithstanding the provisions of Section 6(d)(ii) above, in the event an Optionee is unable to continue to perform Services for the Company or any of its Subsidiaries as a result of such Optionee's Permanent and Total Disability, (and, for ISOs, at the time such Permanent and Total Disability begins, the Optionee was an Employee and had been and Employee since the Date of Grant), such Optionee may exercise an Option in whole or in part to the extent that the Optionee was entitled to exercise it on such date, but only until the earlier of the date (i) the Option held by the Optionee expires, or (ii) twelve (12) months from the date of termination of Services due to such Permanent and Total Disability. To the extent the Optionee is not entitled to exercise an Option on such date or if the Optionee does not exercise it within the time specified herein, such Option shall terminate, unless the Administrator further extends such period in its sole discretion.

                  (iv) DEATH OF AN OPTIONEE. Upon the death of an Optionee, any Option held by an Optionee shall terminate and be of no further effect; provided, however, notwithstanding the provisions of Section 6(d)(ii) above, in the event an Optionee's death occurs during the term of an Option held by such Optionee and, at the time of death, the Optionee was an Employee or Director (and, for ISOs, at the time of death, the Optionee was an Employee and had been an Employee since the Date of Grant), the Option may be exercised in whole or in part to the extent that the Optionee was entitled to exercise it on such date, but only until the earlier of the date (i) the Option held by the Optionee expires, or (ii) twelve (12) months from the date of the Optionee's death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance. To the extent the Option is not entitled to be exercised on such date or if the Option is not exercised within the time specified herein, such Option shall terminate, unless the Administrator further extends such period in its sole discretion.

         (e) NON-TRANSFERABILITY OF OPTIONS. No Option granted under this Plan may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution and no Option granted under this Plan is assignable by operation of law or subject to execution, attachment or similar process. Any Option granted under this Plan can only be exercised during the Optionee's lifetime by such Optionee unless exercised pursuant to Section 6(d)(iv). Any attempted sale, pledge, assignment, hypothecation or other transfer of the Option contrary to the provisions hereof and the levy of any execution, attachment or similar process upon the Option shall be null and void and without force or effect. No transfer of the Option by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished written notice thereof and an authenticated copy of the will and/or such other evidence as the Administrator may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option. The terms of any Option transferred by will or by the laws of descent and distribution shall be binding upon the executors, administrators, heirs and successors of Optionee.

         (f) TIME OF GRANTING OPTIONS. Any Option granted hereunder shall be deemed to be granted on the Date of Grant. Written notice of the Administrator's determination to grant an Option to an Employee, evidenced by a Stock Option Agreement, dated effective as of the Date of Grant, shall be given to such Employee within a reasonable time after the Date of Grant.

         (g) MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Within the limitations of this Plan, the Administrator may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options under this Plan or the 1995 Plan (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall,without the consent of the Optionee, alter or impair the Optionee's rights or obligations under such Option.

         (h) RESTRICTIONS ON TRANSFER OF SHARES. Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase and other transfer restrictions as the Administrator may determine in its sole discretion. Such restrictions shall be set forth in the applicable Stock Option Agreement.

         (i) SPECIAL LIMITATION ON ISOS. To the extent that the aggregate Fair Market Value (determined on the Date of Grant) of the Shares with respect to which ISOs are exercisable for the first time by an individual during any calendar year under this Plan, and under all other plans maintained by the Company, exceeds $100,000, such Options shall be treated as Nonstatutory Options.

         (j) LEAVES OF ABSENCE. Leaves of absence approved by the Administrator which conform to the policies of the Company shall not be considered termination of employment if the employer-employee relationship as defined under the Code or the regulations promulgated thereunder otherwise exists.

                                    SECTION 7
                                RESTRICTED STOCK
                                ----------------

         (a) AUTHORITY TO GRANT RESTRICTED STOCK. The Administrator shall have the authority to grant Shares to Participants that are subject to certain terms, conditions, and restrictions (the "Restricted Stock"). The Restricted Stock may be granted by the Administrator either separately or in combination with Options. The terms, conditions and restrictions of the Restricted Stock shall be determined from time to time by the Administrator without limitation, except as otherwise provided in this Plan; provided, however, that each grant of Restricted Stock to an Employee shall require the Employee to remain an Employee of the Company or any of its Subsidiaries for at least six (6) months from the Date of Grant. The granting, vesting, and issuing of the Restricted Stock shall also be subject to the following provisions:

                  (i) NATURE OF GRANT. Restricted Stock shall be granted to Participants for Services rendered and at no additional cost to Participant; provided, however, that the value of the Services performed must, in the opinion of the Administrator, equal or exceed the par value of the Restricted Stock to be granted to the Participant.

                  (ii) RESTRICTED STOCK ACCOUNT. The Company shall establish a restricted stock account (the "Restricted Stock Account") for each Participant to whom Restricted Stock is granted, and such Restricted Stock shall be credited to such account. No certificates will be issued to the Participant with respect to the Restricted Stock until the Vest Date as provided herein. Every credit of Restricted Stock under this Plan to a Restricted Stock Account shall be considered "contingent" and unfunded until the Vest Date. Such contingent credits shall be considered bookkeeping entries only, notwithstanding the "crediting" of "dividends" as provided herein. Such accounts shall be subject to the general claims of the Company's creditors. The Participant's rights to the Restricted Stock Account shall be no greater than that of a general creditor of the Company. Nothing contained herein shall be construed as creating a trust or fiduciary relationship between the Participants and the Company, the Board of Directors or the Committee.

                  (iii) RESTRICTIONS. The terms, conditions, and restrictions of the Restricted Stock shall be determined by the Administrator on the Date of Grant. The Restricted Stock may not be sold, assigned, transferred, redeemed, pledged or otherwise encumbered during the period in which the terms, conditions and restrictions apply (the "Restriction Period"). More than one grant of Restricted Stock may be outstanding at any one time, and the Restriction Periods may be of different lengths. Receipt of the Restricted Stock is conditioned upon satisfactory compliance with the terms, conditions and restrictions of this Plan and those imposed by the Administrator.

                  (iv) RESTRICTED STOCK CRITERIA. At the time of each grant of Restricted Stock, the Administrator in its sole discretion may establish certain criteria to determine the times at which restrictions placed on Restricted Stock shall lapse (i.e., the termination of the Restriction Period), which criteria may include without limitation performance measures and targets and/or holding period requirements (the "Restricted Stock Criteria"). The Administrator may establish a corresponding relationship between the Restricted Stock Criteria and
(i) the number of Shares of Restricted Stock that may be earned, and (ii) the extent to which the terms, conditions and restrictions on the Restricted Stock shall lapse. Restricted Stock Criteria may vary among grants of Restricted Stock; provided, however, that once the Restricted Stock Criteria are established for a grant of Restricted Stock, the Restricted Stock Criteria shall not be modified with respect to that grant.

                  (v) VESTING. On the date the Restriction Period terminates, the Restricted Stock shall vest in the Participant (the "Vest Date"), who may then require the Company to issue certificates evidencing the Restricted Stock credited to the Restricted Stock Account of such Participant.

                  (vi) DIVIDENDS. The Administrator may provide from time to time that amounts equivalent to dividends shall be payable with respect to the Restricted Stock held in the Restricted Stock Account of a Participant. Such amounts shall be credited to the Restricted Stock Account and shall be payable to the Participant on the Vest Date.

                  (vii) TERMINATION OF SERVICES. If a Participant (x) with the consent of the Administrator, ceases to be an Employee of, or otherwise ceases to provide Services to, the Company or any of its Subsidiaries, or (y) dies or suffers from Permanent and Total Disability, the vesting or forfeiture (including without limitation the terms, conditions and restrictions) of any grant under this Section 7 shall be determined by the Administrator in its sole discretion, subject to any limitations or terms of this Plan. If the Participant ceases to be an Employee of, or otherwise ceases to provide Services to, the Company or any of its Subsidiaries for any other reason, all grants of Restricted Stock under this Plan shall be forfeited (subject to the terms of this Plan).

         (b) DEFERRAL OF PAYMENTS. The Administrator may establish procedures by which a Participant may elect to defer the transfer of Restricted Stock to the Participant. The Administrator shall determine the terms and conditions of such deferral in its sole discretion.

         (c) PAYMENT OF TAXES. Notwithstanding the provisions of Section 7(a)(v) above, the Company will not be required to issue any Restricted Stock unless and until the Participant shall pay to the Company an amount equal to any withholding and other applicable taxes related to the issuance of the Restricted Stock. Such payment shall be made in cash, by certified check, or if authorized by the Administrator, by delivery of other Shares having a Fair Market Value on the date of delivery equal to such payment or by any combination of such methods of payment or by any other method of payment as may be permitted under applicable law and authorized by the Administrator.


                                    SECTION 8
                               ISSUANCE OF SHARES
                               ------------------

         As a condition to the transfer of any Shares issued under this Plan, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such transfer will not be in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities laws, rules or regulations, or that such transfer has been registered under federal and all applicable state securities laws. The Company may refrain from delivering or transferring Shares issued under this Plan until the Administrator has determined that the Participant has tendered to the Company any and all applicable federal, state or local tax owed by the Participant as the result of the receipt of a Plan Award, the exercise of an Option or the disposition of any Shares issued under this Plan, in the event that the Company reasonably determines that it might have a legal liability to satisfy such tax. The Company shall not be liable to any person or entity for damages due to any delay in the delivery or issuance of any stock certificate evidencing any Shares for any reason whatsoever.

                                    SECTION 9
                       CAPITALIZATION ADJUSTMENTS; MERGER
                       ----------------------------------

         (a) ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the aggregate number of Shares that have been authorized for issuance under this Plan, and the number of Shares of Restricted Stock credited to any Restricted Stock Account of a Participant (as well as the Exercise Price covered by any outstanding Option), shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, payment of a stock dividend with respect to the Stock or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. Such adjustment shall be made by the Administrator in its sole discretion, which adjustment shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

         (b) DISSOLUTION, LIQUIDATION, SALE OF ASSETS OR MERGER. In the event of the proposed dissolution or liquidation of the Company, or a proposed sale of all or substantially all of the assets of the Company, or the proposed merger of the Company with or into another corporation where the Company is not the surviving entity, any Options and grants of Restricted Stock shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided in the Stock Option Agreement or by the Administrator. The Administrator may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise the Optionee's Option as to all or any part of the Shares covered by such Option, including Shares as to which the Option would not otherwise be exercisable. Notwithstanding the provisions of
Section 6(b) to the contrary, the Administrator may, in the exercise of its sole discretion, provide in any Stock Option Agreement or under any grant of Restricted Stock that the applicable Plan Award shall become immediately vested in the event of a change in control of the Company or other extraordinary events as defined by the Administrator.

                                   SECTION 10
                              NO EMPLOYMENT RIGHTS
                              --------------------

         No provision of this Plan, under any Stock Option Agreement or under any grant of Restricted Stock shall be construed to give any Participant any right to remain an Employee of, or provide Services to, the Company or any of its Subsidiaries or to affect the right of the Company to terminate any Participant's service at any time, with or without cause.

                                   SECTION 11
                              STOCKHOLDER APPROVAL
                              --------------------

         With respect to any amendment to this Plan adopted by the Administrator that is required to be approved by the Company's stockholders pursuant to the terms of Section 12 of this Plan, such approval shall be obtained within twelve
(12) months after the date such amendment is adopted by the Administrator; provided, that such amendment shall not become effective until such approval has been obtained.

                                   SECTION 12
                TERM OF PLAN; EFFECT OF AMENDMENT OR TERMINATION
                ------------------------------------------------

         (a) TERM OF PLAN. This Plan shall become effective upon its adoption by the Board of Directors subject to the condition subsequent that this Plan is approved by the stockholders of the Company. The Administrator may grant Plan Awards under the Plan prior to the time of stockholder approval, but if for any reason the stockholders of the Company do not approve the Plan within twelve
(12) months after the date the Plan is adopted by the Board of Directors, all Plan Awards granted under the Plan will be terminated and shall have no force or effect, and no Plan Award may be exercised in whole or in part prior to such stockholder approval. This Plan shall continue in effect for a term of ten (10) years unless sooner terminated under this Section 12.

         (b) AMENDMENT AND TERMINATION. The Administrator in its sole discretion may terminate this Plan at any time. The Administrator may amend this Plan at any time in such respects as the Administrator may deem advisable; provided, that the following amendments shall require approval of the holders of a majority of the outstanding Shares entitled to vote:

                  (i) Any change in the aggregate number of Shares that may be issued under this Plan, other than in connection with an adjustment under
Section 9 of this Plan;

                  (ii) Any change in the designation of the Participants eligible to be granted Plan Awards; or

                  (iii) Any change in this Plan that would materially increase the benefits accruing to Participants under this Plan.

         (c) EFFECT OF TERMINATION. In the event this Plan is terminated, no Shares shall be issued under this Plan nor shall any Shares of Restricted Stock be credited to a Restricted Stock Account, except upon exercise of an Option granted prior to such termination or issuance of Shares of Restricted Stock previously credited to a Restricted Stock Account. The termination of this Plan, or any amendment thereof, shall not affect any Shares previously issued to a Participant, any Option previously granted under this Plan or any Restricted Stock previously credited to a Restricted Stock Account.

                                   SECTION 13
                                  GOVERNING LAW
                                  -------------

         THIS PLAN AND ANY AND ALL STOCK OPTION AGREEMENTS AND AGREEMENTS RELATING TO THE GRANT OF RESTRICTED STOCK EXECUTED IN CONNECTION WITH THIS PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OREGON, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

Adopted by the Board of
Directors of the Company:


October 25, 2002                            /s/ Bernard J. Brady
                                            -----------------------------
                                            Bernard J. Brady
                                            Secretary


Adopted by the stockholders
of the Company:

December __, 2002
                                            -----------------------------
                                            Bernard J. Brady
                                            Secretary